UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 17, 2024

Eco Bright Future, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-56658	87-2595314
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Ave Ponce De Leon, PH 1521,
San Juan, PR 00907

(Address of principal executive offices)

Registrant’s telephone number, including area code: 727-692-3348

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company’s Certifying Accountant

Item 4. Changes in Issuer’s Certifying Accountants. The Board of Directors (the “Board”) of Eco Bright Future, Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Committee invited several public accounting firms to participate in the process. As a result of this process, the Committee approved the appointment of M. S. Madhava Rao (“RAO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The decision to change accountants to RAO from Goff Backa Alfera and Company (“GBAC”) was approved by the Board, effective October 8, 2024. The prior auditors GBAC resigned on August 23, 2024. The reports of GBAC on the Company’s financial statements as of and for the fiscal years ended December 31, 2022, and, 2023, included an unmodified opinion with an identification of going concern as a critical audit matter. During the two fiscal years ended December 31, 2023, and the subsequent interim period preceding such resignation, (i) there was no disagreement with GBAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of GBAC, would have caused GBAC to make reference to the subject matter of the disagreement in connection with their reports, and (ii) there were no “reportable events” within the meaning of Item 304(a) (1)(v) of Regulation S-K. The Company filed two Form 10-Q filings with the SEC that includes quarterly financial information for 2023 and 2024, As an issuer, the Company is required to have the quarterly information reviewed by a qualified independent registered accounting firm prior to those filings taking place. GBAC was not engaged to perform this work, RAO will be reviewing this information.

The Company has provided GBAC with a copy of the disclosures contained in this Form 8-K and has requested that GBAC furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether GBAC agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of the letter from GBAC concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K. (b) During the two fiscal years ended December 31, 2023 and the subsequent interim period preceding such appointment, the Company did not consult with GBAC regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement with GBAC or a “reportable event” within the meaning of Item 304(a)(1)(v) of
Regulation S-K.

9.01 Exhibits:

Exhibit No.	Description

16.1	GBAC Letter dated October 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Bright Future, Inc.

October 17, 2024

/s/ George Athanasiadis

George Athanasiadis, CEO